COMMITMENTS AND CONTINGENT LIABILITIES (Tables)	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Schedule of Annual Purchase Commitments Under Contracts
The following table summarizes REE’s contractual obligations and other commitments for cash expenditures as of June 30, 2025, and the years in which these obligations are due. The following table present the Company’s commitments and unrecorded contractual obligations.This table is not meant to represent a forecast of the Company’s total cash expenditures for any of the periods presented.

Purchase commitments
(Unaudited)
2025	$4,722
2026	2,010
Total	$6,732